As filed with the Securities and Exchange Commission on September 23, 2009.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.
[ ] Post-Effective Amendment No.

PRINCIPAL FUNDS, INC.
f/k/a Principal Investors Fund, Inc.
(Exact name of Registrant as specified in charter)

680 8th Street, Des Moines, Iowa 50392-2080
(Address of Registrant's Principal Executive Offices)

515-248-3842
(Registrant's Telephone Number, Including Area Code)

Michael D. Roughton
Counsel, Principal Funds, Inc.
711 High Street
Des Moines, Iowa 50392-2080
(Name and Address of Agent for Service)

Copies of all communications to:
John W. Blouch
Dykema Gossett PLLC
1300 I Street, N.W.
Washington, D.C. 20005-3353
202-906-8714; 202-906-8669 (Fax)

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Class A, Class B, Class C, Institutional Class, Class J, Class R-1, Class R-2,
Class R-3, Class R-4, and Class R-5 Shares common stock, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f)
under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on October 23, 2009, pursuant to Rule 488.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

___________, 2009

Dear Shareholder:

       A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2009 at 10 a.m., Central Time.

     At the meeting, shareholders of the Ultra Short Bond Fund (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Ultra Short Bond Fund into the Money Market Fund (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PFI.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on December 18, 2009. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have similar investment objectives in that the Acquiring Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity while the Acquired Fund seeks to provide current income while seeking capital appreciation. The Funds also have the same sub-advisor and similar principal policies and risks in that both invest primarily in high quality, short-term money market instruments. The Acquiring Fund has the similar advisory fee rates and is expected to have lower expense ratios following the Reorganization, assuming the imposition of a voluntary expense cap. The Acquiring Fund has outperformed the Acquired Fund over the one year, three year and five year periods ended June 30, 2009. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.

*****

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy card for shares of the Acquired Fund you owned as of October 2, 2009, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

     The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.

     In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by _________, 2009. As a convenience, we offer three options by which to vote your shares:

       By Internet: Follow the instructions located on your proxy card.

     By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.

      By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.

     We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Ultra Short Bond Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Ultra Short Bond Fund, a separate series or fund of Principal Funds, Inc. (“PFI”), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2009 at 10 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the Ultra Short Bond Fund (the “Fund”) into the
Money Market Fund.

      The Board of Directors of PFI recommends that shareholders of the Fund vote FOR the Proposal.

     Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Fund.

       Each shareholder of record at the close of business on October 2, 2009 is entitled to receive notice of and to vote at the Meeting. Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President

__________, 2009
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

—————————

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 15, 2009

RELATING TO THE REORGANIZATION OF
THE ULTRA SHORT BOND FUND INTO
THE MONEY MARKET FUND

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on December 15, 2009, at 10 a.m., Central Time (the “Meeting”).

     At the Meeting, shareholders of the Ultra Short Bond Fund (the “Acquired Fund”) will be asked to consider and approve a proposed Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the Money Market Fund (the “Acquiring Fund”).

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the Shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur immediately after the close of regularly scheduled trading on the NYSE on December 18, 2009 (the “Effective Time”). All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.

     This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended October 31, 2008. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

     A Statement of Additional Information dated ___________, 2009 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. PFI’s Prospectus, dated March 1, 2009 and as supplemented (“PFI Prospectus”), and Statement of Additional Information, dated March 1, 2009 and as supplemented (“PFI SAI”), have been filed with the SEC and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.

     PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is __________, 2009.

INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.

     Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 66 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Management Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

     Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
Ultra Short Bond Fund	Principal Global Investors, LLC (“PGI”)

Acquiring Fund	Sub-Advisor
Money Market Fund	PGI

         PMC and PGI are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

         PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an affiliate of PFG.

THE REORGANIZATION

     At its meeting held on September 14, 2009, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization –Board Consideration of the Reorganization.”

      The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be December 18, 2009. Holders of Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have the similar investment objectives in that the Acquiring Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity while the Acquired Fund seeks to provide current income while seeking capital appreciation. The Funds also have the same sub-advisor and similar principal policies and risks in that both invest primarily in high quality, short-term money market instruments. The Acquiring Fund has similar advisory fee rates and is expected to have lower expense ratios following the Reorganization, assuming the imposition of a voluntary expense cap. The Acquiring Fund has outperformed the Acquired Fund over the one year, three year and five year periods ended June 30, 2009. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See “Information About the Reorganization – Federal Income Tax Consequences.”

      The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

      PMC will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. The Acquired Fund will pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The estimated loss, including trading costs, is $7,634,000 on a US GAAP basis. The estimated per share capital loss is $0.38.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION PROVIDING
FOR THE REORGANIZATION OF THE
ULTRA SHORT BOND FUND
INTO THE MONEY MARKET FUND

     Shareholders of the Ultra Short Bond Fund (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into the Money Market Fund (the “Acquiring Fund.)

Comparison of Acquired and Acquiring Funds

      The following table provides comparative information with respect to the Acquired and Acquiring Funds.

Ultra Short Bond Fund		Money Market Fund
(Acquired Fund)		(Acquiring Fund)

Approximate Net Assets as of April 30, 2009 (unaudited):
$147,135,000		$2,846,995,000

Investment Advisor:	PMC

Sub-Advisor and Portfolio Managers:

PGI	PGI

Craig Dawson, CFA. (since 2005) Mr. Dawson is a	Tracy Reeg. (since 2009) Ms. Reeg, portfolio manager,
portfolio manager at PGI. He joined the firm in 1998 as a	joined PGI in 1993. She is involved in the portfolio
research associate, then moved into a portfolio analyst	management of money market portfolios. Ms. Reeg
role before moving into a portfolio manager position in	earned a Bachelor’s degree in Finance from the
2002. He earned a Bachelor’s degree in Finance and an	University of Northern Iowa. She is a member of the Life
MBA from the University of Iowa. Mr. Dawson has	Office Management Association (LOMA) and is a Fellow
earned the right to use the Chartered Financial Analyst	of the Life Management Institute (FLMI).
designation.
Alice Robertson. (since 2000) Ms. Robertson is a trader
Doug Earney, CFA. (since 2008) Mr. Earney, portfolio	for PGI on the corporate fixed-income trading desk. She
manager, joined PGI in 2000. His current responsibilities	joined the Principal Financial Group in 1990 as a credit
include managing multi-sector portfolios including long	analyst and moved to her current position in 1993. Ms.
duration, stable value, and third-party insurance company	Robertson earned a Bachelor’s degree in Economics from
mandates. Mr. Earney's prior responsibilities have	Northwestern University and a Master’s degree in
included asset allocation, risk management, and	Finance and Marketing from DePaul University.
investment strategy development for multi-asset class
portfolios. He earned a Bachelor's degree in Mechanical
Engineering from Iowa State University and an MBA in
Finance and Accounting from the University of Chicago.
Mr. Earney has earned the right to use the Chartered
Financial Analyst designation and is a member of the
CFA Institute.

Investment Objective:

The Fund seeks to provide current income while seeking	The Fund seeks as high a level of current income as is
capital preservation.	considered consistent with preservation of principal and
maintenance of liquidity.

Principal Investment Strategies:

The Fund invests mostly in high quality, short-term money	The Fund invests its assets in a portfolio of high quality,
market instruments which PGI believes present minimal	short-term money market instruments. The investments
credit risks. The Fund’s portfolio resembles that of a	are U.S. dollar denominated securities which PGI believes
money market fund. Among the securities the Fund owns	present minimal credit risks. At the time the Fund
are "eligible securities" as defined in the SEC Rule 2a-7	purchases each security, it is an “eligible security” as
promulgated under the 1940 Act. These eligible securities	defined in the regulations issued under the 1940 Act, as
are primarily made up of the following types of securities:	amended.
• securities issued or guaranteed by the U.S. government,
including Treasury bills, notes and bonds;	The Fund maintains a dollar weighted average portfolio
• securities issued or guaranteed by agencies or	maturity of 90 days or less. It intends to hold its
instrumentalities of the U.S. government. These are backed	investments until maturity. However, the Fund may sell a

either by the full faith and credit of the U.S. government or	security before it matures:
by the credit of the particular agency or instrumentality;	• to take advantage of market variations;
• bank obligations including:	• to generate cash to cover sales of Fund shares by its
• certificates of deposit which generally are negotiable	shareholders; or
certificates against funds deposited in a commercial bank;	• upon revised credit opinions of the security’s issuer.
or,
• bankers acceptances which are time drafts drawn on	The sale of a security by the Fund before maturity may
a commercial bank, usually in connection with	not be in the best interest of the Fund. The sale of
international commercial transactions.	portfolio securities is usually a taxable event. The Fund
• commercial paper which is short-term promissory notes	does have an ability to borrow money to cover the
issued by U.S. or foreign corporations primarily to finance	redemption of Fund shares.
short-term credit needs;
• corporate debt consisting of notes, bonds or debentures	It is the policy of the Fund to be as fully invested as
which at the time of purchase by the Fund have 397 days	possible to maximize current income. Securities in which
or less remaining to maturity;	the Fund invests include:
• repurchase agreements under which securities are	• securities issued or guaranteed by the U.S. government,
purchased with an agreement by the seller to repurchase	including Treasury bills, notes and bonds;
the security at the same price plus interest at a specified	• securities issued or guaranteed by agencies or
rate. Generally these have a short maturity (less than a	instrumentalities of the U.S. government. These are
week) but may also have a longer maturity; and	backed either by the full faith and credit of the U.S.
• taxable municipal obligations which are short-term	government or by the credit of the particular agency or
obligations issued or guaranteed by state and municipal	instrumentality;
issuers which generate taxable income.	• bank obligations including:
• certificates of deposit which generally are negotiable
The Fund may maintain a dollar-weighted effective	certificates against funds deposited in a commercial bank;
maturity of up to 2.5 years. In determining the average	or,
effective maturity of the Fund's assets, the maturity date of	• bankers acceptances which are time drafts drawn on
a callable security or prepayable securities may be adjusted	a commercial bank, usually in connection with
to reflect PGI's judgment regarding the likelihood of the	international commercial transactions.
security being called or prepaid.	• commercial paper which is short-term promissory notes
The Fund considers the term "bond" to mean any debt	issued by U.S. or foreign corporations primarily to
security. Such securities include:	finance short-term credit needs;
• debt securities of U.S. issuers rated in the four highest	• corporate debt consisting of notes, bonds or debentures
grades by Standard & Poor's Rating Service ("S&P) or	which at the time of purchase by the Fund has 397 days or
Moody's Investors Service, Inc. ("Moody's") or, if unrated,	less remaining to maturity;
in the opinion of the PGI of comparable quality; and	• repurchase agreements under which securities are
• mortgage-backed securities representing an interest in a	purchased with an agreement by the seller to repurchase
pool of mortgage loans.	the security at the same price plus interest at a specified
rate. Generally these have a short maturity (less than a
The Fund may hold a variety of financial instruments,	week) but may also have a longer maturity; and
including securities in the fourth highest rating category or	• taxable municipal obligations which are short-term
their equivalent. Securities in the fourth highest category	obligations issued or guaranteed by state and municipal
are "investment grade." While they are considered to have	issuers which generate taxable income.
adequate capacity to pay interest and repay principal, they
do have speculative characteristics. Changes in economic	Among the certificates of deposit typically held by the
and other conditions are more likely to affect the ability of	Fund are Eurodollar and Yankee obligations which are
the issuer to make principal and interest payments than is	issued in U.S. dollars by foreign banks and foreign
the case with issuers of higher rated securities.	branches of U.S. banks. Before the Sub-Advisor selects a
Eurodollar or Yankee obligation, however, the foreign
The Fund may hold a small percentage of below-	issuer undergoes the same credit-quality analysis and tests
investment grade fixed-income securities ("junk bonds").	of financial strength as an issuer of domestic securities.
Fixed-income securities that are not investment grade are
commonly referred to as junk bonds or high yield	As with all mutual funds, the value of the Fund’s assets
securities and are rated Ba or lower by Moody's or BB or	may rise or fall. Although the Fund seeks to preserve the
lower by S&P. These securities offer a higher yield than	value of an investment at $1.00 per share, it is possible to
other higher rated securities, but they carry a greater	lose money by investing in the Fund. An investment in
degree of risk and are considered speculative by the major	the Fund is not insured or guaranteed by the Federal
credit rating agencies.	Deposit Insurance Corporation or any other government
agency.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

Comparison of Investment Objectives and Strategies

     The Funds have similar investment objectives in that the Acquiring Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity while the Acquired Fund seeks to provide current income while seeking capital appreciation. The Funds also have the same sub-advisor and similar principal policies and risks in that both invest primarily in high quality, short-term money market instruments. The Funds differ principally in that the securities held by the Acquired Fund may maintain a dollar-weighted effective maturity of up to 2.5 years as opposed to a dollar-weighted effective maturity of 90 days for the Acquiring Fund. Further, the Acquired Fund may hold securities in the fourth highest category (lowest category still considered investment grade) as well as securities that are below-investment grade (“junk bonds”). The Acquiring Fund seeks to preserve the value of an investment of $1.00 per share while the Acquired Fund's share price may vary.

     Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

     The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 (“Retirement Class Shares”), Class A, Class C, Class J, and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class A, Class C, Class J, and Institutional Class shares of the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment)

     The following table shows the fees and expenses you may pay when you buy and redeem Class A and Class C shares of the Funds. These fees and expenses are more fully described under “Additional Information About the Funds – Costs of Investing in the Funds.” The Retirement Class and Institutional Class Shares are not subject to sales charges or redemption fees.

	Class A	Class C	Class J

Maximum sales charge(load) imposed on
purchases (as a % of offering price)	1.00% (1)(2)	None	None

Maximum Contingent Deferred Sales
Charge(CDSC) (as a % of dollars subject to
charge)	0.25% (3)	1.00% (4)	1.00% (5)

Redemption or Exchange Fee (as a % of amount
redeemed/ exchanged)	1.00% (6)	1.00% (6)	1.00% (6)

(1)	There is no sales change for the purchase of Class A shares of the Acquiring Fund
(2)	Sales charges are reduced or eliminated for purchases of $50,000 or more.
(3)	A CDSC may apply on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
(4)	A CDSC applies on certain redemptions made within 12 months.
(5)	A CDSC may apply on certain redemptions made within 18 months.
(6)	Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Reorganization.

Fees and Expenses as a % of average daily net assets

     The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31, 2008; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2008; and (c) the pro forma expense ratios of the Acquiring fund for the fiscal year ending October 31, 2008 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2008.

		Annual Fund Operating Expenses

				Total
	Manage-			Annual	Expense
	ment	12b-1	Other	Operating	Reimburse-	Net
Class	Fees	Fees	Expenses	Expenses	ment	Expenses
(a) Ultra Short Bond Fund
(Acquired Fund)
R-1	0.38%(1)	0.00%(3)	0.54%	0.92%	N/A(10)	0.92%(11)
R-2	0.38%(1)	0.00%(3)	0.46%	0.84%	N/A	0.84%(11)
R-3	0.38%(1)	0.00%(3)	0.33%	0.71%	N/A	0.71%(11)
R-4	0.38%(1)	0.00%(3)	0.29%	0.67%	N/A	0.67%(11)
R-5	0.38%(1)	N/A	0.27%	0.65%	N/A	0.65%(11)
A	0.38%(1)	0.00%(3)	0.30%	0.68%	N/A	0.68%(11)
C	0.38%(1)	0.00%(3)	1.34%	1.72%	0.22%(5)	1.50%(11)
J	0.38%(1)	0.00%(3)	0.26%	0.64%	N/A	0.64%(11)
Institutional	0.38%(1)	N/A	0.04%(2)	0.42%	N/A(9)	0.42%(11)
(b) Money Market Fund
(Acquiring Fund)
R-1	0.38%	0.35%	0.54%	1.27%	N/A	1.27%(4)
R-2	0.38%	0.30%	0.46%	1.14%	N/A	1.14%(4)
R-3	0.38%	0.25%	0.33%	0.96%	N/A	0.96%(4)
R-4	0.38%	0.10%	0.29%	0.77%	N/A	0.77%(4)
R-5	0.38%	N/A	0.27%	0.65%	N/A	0.65%(4)
A	0.38%	N/A(7)	0.12%	0.50%	N/A	0.50%(4)
C	0.38%	1.00%	0.06%	1.44%	--(6)	1.44%(4)
J	0.38%	0.25%	0.24%	0.87%	N/A	0.87%(4)
Institutional	0.38%	N/A	0.04%(2)	0.42%	N/A(8)	0.42%(4)
(c) Money Market Fund
(Acquiring Fund)
(Pro forma assuming Reorganization)
R-1	0.38%	0.35%	0.54%	1.27%	N/A	1.27%(4)
R-2	0.38%	0.30%	0.46%	1.14%	N/A	1.14%(4)
R-3	0.38%	0.25%	0.33%	0.96%	N/A	0.96%(4)
R-4	0.38%	0.10%	0.29%	0.77%	N/A	0.77%(4)
R-5	0.38%	N/A	0.27%	0.65%	N/A	0.65%(4)
A	0.38%	N/A	0.11%	0.49%	N/A	0.49%(4)
C	0.38%	1.00%(7)	0.13%	1.51%	--(6)	1.51%(4)
J	0.38%	0.25%	0.19%	0.82%	N/A	0.82%(4)
Institutional	0.38%	N/A	0.04%	0.42%	N/A(8)	0.42%(4)

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2009, the Fund’s management fees were decreased.
(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective
March 1, 2009.
(3)	Expense information has been restated to reflect current fees. Effective January 1, 2009, The Acquired Fund’s 12b-1 Fees were eliminated.
(4)	PMC has voluntarily agreed to limit the Acquiring Fund's expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time. PMC believes the voluntary expense limit will limit the expense ratio of each share class to
0.40%.
(5)	PMC has contractually agreed to limit the Acquired Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Acquired Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed
1.50% for Class C shares.
(6)	PMC has contractually agreed to limit the Acquiring Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Acquiring Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed
1.79% for Class C shares.
(7)	The Distributor has voluntarily agreed to limit the Acquiring Fund’s 12b-1 Fees normally payable by the Fund. The expense limit will maintain a level of 12b-1 Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for Class C shares. The expense limit may be terminated at anytime.
(8)	Effective June 22, 2009, PMC voluntarily agreed to limit the Acquiring Fund's expenses attributable to Institutional shares and, if necessary, pay expenses normally payable by the Acquiring Fund, excluding interest expense. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.43%. The expense limit may be terminated at any time.

(9)	Effective June 22, 2009, PMC voluntarily agreed to limit the Acquired Fund’s expenses attributable to Institutional shares and, if necessary, pay expenses normally payable by the Acquired Fund, excluding interest expense. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.43%. The expense limit may be terminated at any time.
(10)	Effective May 13, 2009, PMC voluntarily agreed to limit the Acquired Fund's expenses attributable to Class A shares and, if necessary, pay expenses normally payable to the Acquired Fund, excluding interest expense. The expense limit will maintain a total level of operating expenses from May 13, 2009 through October 31, 2009 (expressed as a percent of average net assets, during such time period, on an annualized basis) not to exceed 0.46%. Effective November 1, 2009, PMC has voluntarily agreed to limit the Acquired Fund’s expenses to the extent necessary to maintain a 0% yield. The expense limit will be in effect through December 18, 2009.
(11)	Effective November 1, 2009, PMC has voluntarily agreed to limit the Acquired Fund’s expenses to the extent necessary to maintain a
0% yield. The expense limit will be in effect through December 18, 2009.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period, and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expense of the Acquired or Acquiring fund. Actual expense may be greater or less than those shown.

		If you sell your shares at the end of the period:				If you do not sell your shares:
	Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Ultra Short Bond
Fund
(Acquired Fund)	R-1	$94	$293	$509	$1,131	$94	$293	$509	$1,131
	R-2	86	268	466	1,037	86	268	466	1,037
	R-3	73	227	395	883	73	227	395	883
	R-4	68	214	373	835	68	214	373	835
	R-5	66	208	362	810	66	208	362	810
	A	170	320	482	955	170	320	482	955
	C	253	517	909	2,009	153	517	909	2,009
	J	165	205	357	798	65	205	357	798
	Institutional	43	35	235	530	43	35	235	530
Money Market Fund
(Acquiring Fund)	R-1	129	403	697	1,534	129	403	697	1,534
	R-2	116	362	628	1,386	116	362	628	1,386
	R-3	98	306	531	1,178	98	306	531	1,178
	R-4	79	246	428	954	79	246	428	954
	R-5	66	208	362	810	66	208	362	810
	A	51	160	280	628	51	160	280	628
	C	247	456	787	1,724	147	456	787	1,724
	J	189	278	482	1,073	89	278	482	1,073
	Institutional	43	135	235	530	43	135	235	530
Money Market Fund
(Acquiring Fund)
(Pro forma assuming
Reorganization)	R-1	129	403	697	1,534	129	403	697	1,534
	R-2	116	362	628	1,386	116	362	628	1,386
	R-3	98	306	531	1,178	98	306	531	1,178
	R-4	79	246	428	954	79	246	428	954
	R-5	66	208	362	810	66	208	362	810
	A	50	157	274	616	50	157	274	616
	C	254	477	824	1,802	154	477	824	1,802
	J	184	262	455	1,014	84	262	455	1,014
	Institutional	43	135	235	530	43	135	235	530

Investment Management Fees/Sub-Advisory Arrangements

     The Funds each pay their investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

Ultra Short Bond Fund	Money Market Fund
(Acquired Fund)	(Acquiring Fund)

0.38% on all assets	0.40% of the first $500 million
0.39% of the next $500 million
0.38% of the next $500 million
0.37% of the next $500 billion
0.36% of the next $1 billion
0.35% of assets over $3 billion

     As sub-advisor to the Funds, PGI is paid sub-advisory fees for its services. These sub-advisory fees are paid by PMC, not by the Funds. A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008.

Comparison of Principal Investment Risks

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have similar investment objectives and substantially the same principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks.

Risks Applicable to both Funds:

  Fixed-Income Securities Risk. Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.
  Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.
  Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.
  Management Risk. The Funds are actively managed by their sub-advisor. The performance of the Funds will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Funds’ investment objectives. If the sub- advisor’s strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.
  U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than the yields available from many other fixed income securities.
  U.S. Government Sponsored Securities Risk. A fund may invest in debt and mortgage-backed securities issued by government- sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.
  Municipal Securities Risk. Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.
  Eurodollar and Yankee Obligations Risk Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Risks Applicable to the Acquired Fund

  Underlying Fund Risk. The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in other PFI Funds (“Underlying Funds”). From time to time, an Underlying Fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on Underlying Fund performance to the extent an Underlying Fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an Underlying Fund, the loss of assets to the Underlying Fund could result in increased expense ratios for that fund.

PMC is the advisor to the LifeTime Funds and each of the Underlying Funds. PGI, an affiliate of PMC, is Sub-Advisor to the LifeTime Funds as well as the Acquired Fund. Edge Asset Management (“Edge”), an affiliate of PMC, is the Sub-Advisor to the SAM Portfolios. The Acquired Fund and the Acquiring Fund are among the Underlying Funds owned by certain of the LifeTime Funds. The Acquiring Fund is also among the Underlying Funds owned by the SAM Portfolios. PMC, Edge and PGI are committed to minimizing the potential impact of underlying fund risk on Underlying Funds to the extent consistent with pursuing the investment objectives of the funds of funds which they manage. Each may face conflicts of interest in fulfilling its responsibilities to all such funds. The following table shows the percentage of the outstanding shares of the Acquired Fund and Acquiring Fund owned by the LifeTime Funds and SAM Portfolios as of October 31, 2008.

	Money Market Fund	Ultra Short Bond Fund
Principal LifeTime Funds	Acquiring Fund	Acquired Fund
Principal LifeTime 2010	0.07%	33.52%
Principal LifeTime 2015	0.04	--
Principal LifeTime Strategic Income	0.04	39.12
Total	0.15%	72.64%

	Money Market Fund
Strategic Asset Management Portfolios	Acquiring Fund
Balanced	0.01%
Conservative Balanced	0.08
Conservative Growth	0.59
Flexible Income	0.03
Strategic Growth	0.29
Total	1.00%

  Prepayment Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.
  High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.
  Active Trading Risk. A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.
  Derivatives Risk. Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price. Some derivative transactions may give rise to leverage. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.
  Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Performance

     The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 Each Year (Class A Shares)

The year-to-date return as of June 30, 2009 is -0.38%.

Highest return for a quarter during the period of the bar chart above:	Q3 '05	1.68%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-9.09%

The year-to-date return as of June 30, 2009 is 0.19%.

Highest return for a quarter during the period of the bar chart above:	Q1 '01	1.26%
Lowest return for a quarter during the period of the bar chart above:	Q3 '03 – Q2 '04	0.03%

Average Annual Total Returns (%) (with Maximum Sales Charge)
for periods ended December 31, 2008
	1 Year	5 Years	Life of Fund
Ultra Short Bond Fund (Acquired Fund)(1)
--Class A (before taxes)	-20.51	-3.08(3)	-1.05(3)
(after taxes on distributions) (2)	-21.70	-4.41(3)	-2.42(3)
(after taxes on distributions and sale of shares) (2)	-13.23	-3.23(3)	-1.58(3)
--Class C	-21.08	-3.56(3)	-1.62(3)
--Institutional Class	-19.48	-2.44(3)	-0.37(3)
--Class J	-20.75	-3.26	-1.23
--Class R-1	-20.17	-3.48	-1.50
--Class R-2	-20.06	-3.28	-1.18
--Class R-3	-19.86	-3.05	-0.97
--Class R-4	-19.78	-2.96	-0.85
--Class R-5	-19.55	-2.70	-0.62
--6-Month LIBOR Index(4)	3.96	3.90	3.30
--Morningstar Ultrashort Bond Category Average	-7.89	0.85	1.17
Money Market Fund (Acquiring Fund)
--Class A(5)	2.51	3.01	2.48
--Class B(5)	-3.42	1.83	1.98
--Class C(5)	0.66	1.95	1.51
--Institutional Class	2.69	3.27	2.85
--Class J(6)	1.23	2.61	2.11
--Class R-1(5)	1.80	2.40	1.98
--Class R-2	1.93	2.51	2.11
--Class R-3	2.11	2.70	2.29
--Class R-4	2.30	2.89	2.48
--Class R-5	2.43	3.01	2.60
--Barclays Capital U.S. Treasury Bellwethers 3 Month Index(4)	2.24	3.30	2.99

(1)	The R-1 Class shares were first sold on November 1, 2004. Class A shares commenced operations on March 15, 2006. Class C shares were first sold on January 16, 2007. The other classes were first sold on June 15, 2001. For periods prior to the date on which Class A, Class C, and R-1 Class began operations, the returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class A, Class C, and R-1 Class. The adjustments result in performance (for the periods prior to the date Class A, Class C, and Class R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.
(2)	After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	During 2005, the Institutional Class experienced a significant withdrawal by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
(4)	Index performance does not reflect deduction for fees, expenses or taxes.
(5)	The Class R-1 shares were first sold on November 1, 2004. Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, C, and R-1 shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, C, and R-1 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.
(6)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class shares adjusted to reflect he fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.

INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition

     The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

     Under the Plan, the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund. We expect that the closing date will be December 18, 2009, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.

     Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

     The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

     Under the Plan, PMC will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization. As described above under “The Reorganization,” portfolio transitioning costs will be paid by the Acquired Fund.

If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization

     The Board believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have the similar investment objectives in that the Acquiring Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity while the Acquired Fund seeks to provide current income while seeking capital appreciation. The Funds also have the same sub-advisor and similar principal policies and risks in that both invest primarily in high quality, short-term money market instruments. The Acquiring Fund has similar advisory fee rates and is expected to have lower expense ratios following the Reorganization, assuming the imposition of a voluntary expense cap. The Acquiring Fund has outperformed the Acquired Fund over the one year, three year and five year periods ended June 30, 2009. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on September 14, 2009. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	similar investment objectives and similar principal investment strategies shared by the Funds;
(2)	the absence of any differences in the Funds’ fundamental investment restrictions;
(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization
(4)	expense ratios and available information regarding the fees and expenses of the Funds;
(5)	comparative investment performance of and other information pertaining to the Funds;
(6)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;
(7)	the absence of any material differences in the rights of shareholders of the Funds;
(8)	the financial strength, investment experience and resources of PGI, which currently serves as sub-advisor to both the Acquired and the
Acquiring Fund.
(9)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(10) the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the
Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(11) the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(12)	the terms and conditions of the Plan; and
(13)	possible alternatives to the Reorganization.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have similar investment objectives and similar principal investment strategies and risks;
(2)	PGI as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;
(3)	the Acquiring Fund has substantially similar advisory fee rates and, following the Reorganization, the combined Acquiring Fund is expected to have lower overall expense ratios and the Acquired Fund is expected to have lower expense ratios, assuming the imposition of a voluntary expense cap.
(4)	the combination of the Acquired Fund may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management; and

Description of the Securities to Be Issued

     PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

     All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

     The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.

     Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

     To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by either of the Funds or their shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

     Capital Loss Carryforward. As of October 31 2008, the Acquired Fund had an accumulated capital loss carryforward of approximately $3,661,000. After the Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.

     Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

     The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

     The following tables show as of April 30, 2009: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date. As of April 30, 2009, the Acquired Fund had outstanding nine classes of shares: Class A, Class C, Class J, Institutional Class, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5.

     PMC will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. The Acquired Fund will pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The estimated loss, including trading costs, is $7,634,000 on a US GAAP basis. The estimated per share capital loss is $0.38.

     As indicated below, the Acquiring Fund has outstanding Class B and Class S shares in addition to the classes of shares to be issued in the Reorganization.

				Net Asset	Shares
			Net Assets	Value Per	Outstanding
	Classes		(000s)	Share	(000s)
Ultra Short Bond Fund
(Acquired Fund)	Class A		$ 2,514	$7.03	357
	Class C		724	7.05	103
	Class J		17,886	6.99	2,561
	Institutional		117,468	7.04	16,697
	R-1		9	6.99	1
	R-2		5,540	6.98	793
	R-3		2,176	7.00	311
	R-4		8	6.97	1
	R-5		810	7.02	116
		Total	147,135		20,940

Money Market Fund
(Acquiring Fund)	Class A		774,859	1.00	775,821
	Class B		99,283	1.00	99,354
	Class C		48,235	1.00	48,268
	Class J		405,050	1.00	405,447
	Institutional		235,344	1.00	235,804
	R-1		11,171	1.00	11,180
	R-2		26,802	1.00	26,847
	R-3		91,511	1.00	91,617
	R-4		36,266	1.00	36,305
	R-5		174,350	1.00	174,619
	Class S		944,124	1.00	945,528
		Total	2,846,995		2,850,790
Reduction in shares
outstanding of the Acquired
Fund to reflect the exchange
for shares of the Acquiring
Fund	Class A				2,157
	Class C				621
	Class J				15,325
	Institutional				100,771
	R-1				8
	R-2				4,747
	R-3				1,865
	R-4				7
	R-5				694

Money Market Fund	Class A		777,373	1.00	778,335
(Acquiring Fund)	Class B		99,283	1.00	99,354

(Pro Forma Assuming
Reorganization)	Class C		48,959	1.00	48,992
	Class J		422,936	1.00	423,333
	Institutional		352,812	1.00	353,272
	R-1		11,180	1.00	11,189
	R-2		32,342	1.00	32,387
	R-3		93,687	1.00	93,793
	R-4		36,274	1.00	36,313
	R-5		175,160	1.00	175,429
	Class S		944,124	1.00	945,528
		Total	2,994,130		2,997,925

ADDITIONAL INFORMATION ABOUT THE FUNDS
Certain Investment Strategies and Related Risks of the Funds

     This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

     Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.

Market Volatility

     Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

     Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

     Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Currency Contracts

     The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

     Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

High Yield Securities

     The Acquired Fund is permitted to hold debt securities rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative.

     Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

     Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of the Acquired Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, the Acquired Fund may incur additional expenses to seek recovery.

     The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Acquired Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

     The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by the Acquired Fund, the Acquired Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

Convertible Securities

     Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

     Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing

     The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

     Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

     Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

     With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

     Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

     A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

     Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

     Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Municipal Obligations and AMT-Subject Bonds

     The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

     “AMT-subject bonds” are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. See “Tax Considerations” for a discussion of the tax consequences of investing in the Funds.

     Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Derivatives

     To the extent permitted by its investment objectives and policies, the Acquired Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

     Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Acquired Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Acquired Fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), and forward currency contracts for both hedging and non-hedging purposes.

     Generally, the Acquired Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund or the reference currency relates to an eligible investment for the Fund.

       The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

  the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
  the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
  the risk that adverse price movements in an instrument can result in a loss substantially greater than the Acquired Fund’s initial investment; and
  the possibility that the counterparty may fail to perform its obligations.

Portfolio Turnover

     “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table. It is recommended that all the factors are considered when the turnover rates of different funds are compared. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. An investor should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

Multiple Classes of Shares

     The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, each of the Funds currently offers the following shares: Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 (“Retirement Class Shares”), Class A, Class C, Class J, and Institutional Class shares (as described under "Capitalization," the Acquiring Fund also offers Class B and Class S shares). The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees. Additional share classes may be offered in the future by the Acquiring Fund.

Costs of Investing in the Funds

Fees and Expenses of the Funds

     The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the Fund’s manager, underwriter and others who provide ongoing services to the Fund.

     Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

One-time fees

Institutional and Retirement Class Shares:

     Institutional Class and Retirement Class Shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Institutional Class or Retirement Class shares of the Funds purchased with reinvested dividends or other distributions.

Class A and C shares:

You may pay a one-time sales charge for each purchase of the Acquired Fund Class A shares or redemption of both Fund’s Class C
Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund’s Class A and Class C shares of $30,000, or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made:
through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Code); or to satisfy minimum distribution rules imposed by the Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply).

Class J

     The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

     If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

The CDSC is not imposed on shares:

• that were purchased pursuant to the Small Amount Force Out program (SAFO);

• redeemed within 90 days after an account is re-registered due to a shareholder’s death; or

• redeemed due to a shareholder’s disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;

• redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

• sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to nonmonthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);

• that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

• of the Money Market Fund redeemed within 30 days of initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a wrap account IRA sponsored by Princor Financial Services Corporation.

     An excessive trading fee of 1.00% is charged on redemptions or exchanges of $30,000 or more if the shares were purchased within 30 days of the redemption or exchanges. The fee does not apply to redemptions from the Money Market Fund or to redemptions made: through a systematic withdrawal plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of the shares’ redemption.

Ongoing fees

Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds. Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

  Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.
  Other Expenses – A portion of expenses that are allocated to all classes of the Fund.
  Distribution Fee – The Acquiring Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class A, Class C, Class R-1, R-2, R-3, R-4, and Class J shares. Under the Plan, each class of shares pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
  Transfer Agent Fee. Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class A, Class C, and Class J shares at cost.

Retirement Class Shares Only

  Service Fee – PMC has entered into a Services Agreement with PFI under which PMC performs personal services for shareholders.
  Administrative Service Fee – PMC has entered into an Administrative Services Agreement with PFI under which PMC provides transfer agent and corporate administrative services to the Fund. In addition, PMC has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

     PFD is the Funds’ principal underwriters for Institutional Class and Retirement Class shares. PFD may, from time-to-time, at its expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, PFD, or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, PFD’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from PFD’s resources and from their retention of underwriting concessions.

     Class A, Class C, Class J, and Institutional Class shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class A, Class C and Class J shareholders and the cost of shareholder meetings held solely for Class A, Class C, Class J, and Institutional Class shares respectively.

Distribution Plans and Intermediary Compensation

Institutional Class Shares

     Neither Fund has adopted a 12b-1 Plan for Institutional Class shares.

Retirement Class Shares

     PFI has adopted Distribution and Service Plans under Rule 12b-1 under the 1940 Act (a “12b-1 plan”) for the Class R-1, R-2, R-3, and R-4 shares of the Acquiring Fund. There is no 12b-1 plan for the Acquired Fund. Under the 12b-1 plan, the Acquired Fund will make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the

12b-1 plan for any fund at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

     The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%

     Retirement Plan Services. Each Fund pays a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

     Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Class C shares

     PFI has adopted a Distribution Plan and Agreement under 12b-1 under the 1940 Act ( a “12b-1 plan”) for Class C shares of the Acquiring Fund. There is no 12b-1 plan for shares of the Acquired Fund. Under the 12b-1 Plan, the Acquiring Fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan for any fund at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

     The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above class of the Acquiring Fund is set forth below:

Share Class	12b-1 Fee
Class C	1.00%

     Service Fees. PFD may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. Generally, to receive service fees from PFD, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class C shares, generally these fees are not paid until such shares have been held for twelve months.

     Distribution Fees. The proceeds from the Rule 12b-1 distribution fees paid by Class C shareholders, together with any applicable sales charge, are paid to PFD. PFD generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople, including ongoing commission payments for Class C shares, and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

     Commissions, Finders’ Fees and Ongoing Payments. In the case of Class C shares, PFD will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1.00% of your investment. Additionally, PFD generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

     Transfer Agency and Retirement Plan Services. Principal Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

     Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services.

     The amounts paid to financial intermediaries and plan record-keepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Class J Shares

     The Acquiring Fund has adopted a 12b-1 plan for the Class J shares of the Fund. There is no 12b-1 plan for the Acquired Fund. Under the 12b-1 Plan, the Fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

     The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above class of the Acquiring Fund is set forth below:

Share Class	12b-1 Fee

Class J	0.25%

     The proceeds from the Rule 12b-1 fees paid by Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Other Payments to Financial Intermediaries

     If one mutual fund sponsor makes greater payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

     Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Fund and any services provided.

     As of January 1, 2009, the Distributor anticipates that intermediaries that will receive additional payments as described in the additional payments section above (other than: Rule 12b-1 Fees; Commissions, Finder’s Fees and Ongoing Payments; APF Fees; and Expense Reimbursement) include, but are not limited to, the following:

Acsensus	Merrill Lynch
Advantage Capital Corporation	MidAtlantic Capital
AG Edwards & Sons	Morgan Keegan
AIG Financial Advisors	Morgan Stanley
AIG SunAmerica	MSCS Financial Services
Alerus Retirement Solutions	Mutual Service Corp
American Century Investments	National Financial Services
American General Life Insurance	National Planning Corp.
Ameriprise	Nationwide
Associated Financial Group	Newport Retirement Plan Services
Associated Securities	Next Financial
AST Trust Company	NFP Securities
Bank of America Securities	North Ridge Securities
Bear Stearns	Northeast Retirement Services
Benefit Plan Administrators	Northwestern Mutual
Cadaret Grant	NRP Financial
Charles Schwab & Co.	Pershing
Charles Schwab Trust Company	Plan Administrators, Inc.
Citigroup Global Markets	Principal Global Investors
Citigroup/Smith Barney	Principal Life Insurance Company
Commonwealth Financial Network	Principal Life Trust Company
CompuSys	ProEquities
CPI	Prudential
Daily Access Corporation	Raymond James
Digital Retirement Solutions	Robert W. Baird & Co.
Edward Jones	Royal Alliance Associates
ePlan Services	Saxony Securities
Expert Plan	Scottrade
Farmers Financial	Securian Financial Services
Fidelity Brokerage Services Financial Network	Securities America
Investment Corp First Allied Securities First	SI I Investments
American Bank First Clearing	Southwest Securities
Foothill Securities FSC Securities	Standard Retirement Services
G.A. Repple	Stifel Nicolaus & Company
Geneos Wealth Management	TD Ameritrade
Genesis Employee Benefit	Texas Pension Consultants
GPC Securities, Inc.	The Investment Center
Gunn Allen Financial	Thrivent Financial
GWFS Equities	Thrivent Investment Management
H. Beck, Inc.	TransAm Securities
Howe Barnes Investment	Triad Advisors
ICMA-Retirement Corp.	TruSource
ING Financial Partners Investacorp	U.S. Wealth Advisors
J.W. Cole Financial	UBS Financial Services
James T. Borello & Co.	Unison
Janney Montgomery Scott	VSR Financial Services
JP Morgan	Wachovia
July Business Services	WaMu Investments
Key Investments	Waterstone Financial Group
Lincoln Financial	Wedbush Morgan Securities
Lincoln Investment Planning	Wells Fargo
LPL	Wilmington Trust Company
Mercer HR Services	Workman Securities
WRP Investments

       To obtain a current list of such firms, call 1-800-222-5852.

     Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

     Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

     Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

Dividends and Distributions

     The Acquired and Acquiring Funds declare dividends of their net investment income each day their shares are priced on the 20th day of each month (or the previous business day) the Acquiring Fund will pay out its accumulated declared dividends. On the last business day of each month the acquired Fund will pay out its accumulated declared dividends. You may ask to have your dividends paid to you in cash. If you do not request cash payments, your dividend payment will be reinvested back into additional shares of the Funds.

     Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the eighth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds it assets.

NOTES:

  A Fund’s declaration of income dividends and capital gains has the effect of reducing the share price by the amount of the dividend or capital gain declared.
  Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
  For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.
  Special tax rules apply to dividends and distributions paid to retirement plans.

     Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date.

For more details on the payment schedule, go to www.principalfunds.com.

     The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

     Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

  invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
  paid in cash, if the amount is $10 or more.

     Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

     To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

  A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
  Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

Pricing of Fund Shares

     The shares of the Acquired and Acquiring Funds are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

  on a day that the NYSE is open and
  prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

     Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

The share price of the Acquired Fund is calculated by:

  taking the current market value of the total assets of the Fund subtracting liabilities of the Fund
  dividing the remainder proportionately into the classes of the Fund subtracting the liability of each class
  dividing the remainder by the total number of shares owned in that class.

     Securities of the Acquiring Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTE:

  If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
  A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. PFI has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.
  Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If PMC believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by PFI. These fair valuation procedures are intended to discourage shareholders from investing in the Funds for the purpose of engaging in market timing or arbitrage transactions.
  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
  Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. PFI has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchases, Redemptions, and Exchanges of Shares

     The purchase, redemption and exchange procedures with respect to shares of the Acquired and Acquiring Funds are the same. These procedures vary based on the class of shares owned. Principal Funds Distributor, Inc. (“PFD or “Distributor”) is the Funds Distributor for all share classes.

     The Acquired Fund is not accepting the purchase of any class of shares from new investors.

Purchases of Shares

     Institutional Class shares There are no sales charges on Institutional Class shares. There are no restrictions on amounts to be invested in Institutional Class shares.

     Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

     The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

       Retirement Class Shares. Retirement Class shares of the Acquiring Fund are closed to purchase to new investors. Retirement Plans that offer the Acquiring Fund as an investment option on April 1, 2009 may, however, continue to purchase shares.

       Shares may be purchased:

via the internet
standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members available 7 days a week (7 a.m. to 9 p.m. Central Time)
using a modem
plan contributions transferred electronically
standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members available 24 hours a day, 7 days a week

      To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of the Fund and its shareholders.

       Class J Shares

Fill out the Principal Funds (or the IRA, SEP or SIMPLE) application completely. You must include:

  the name you want to appear on the account;
  the Principal Fund(s) in which you want to invest;
  the amount of the investment;
  your Social Security number; and
  other required information.

      The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.

     The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Funds. For these purposes, Principal may consider an investor’s trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

     If you are making an initial purchase of Principal Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected.

      The minimum investment applies on a per Fund level, not on the total investment being made.

     To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of the Fund and its shareholders.

     Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account.

     Payment. Payment for shares of the Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

     Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact the Fund at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

     Direct Deposit. Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by Wells Fargo, N.A. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

     Automatic Investment Plan. Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Class A and Class C shares

     Class C shares of the Acquiring Fund may be purchased only by exchange from other Fund accounts in the same share class or by reinvestment of distributions made on such share classes.

       Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

  the dollar amount you are investing,
  the amount of time you plan to hold the investment, and
  any plans to make additional investments in PFI.

       Please consult with your Investment Representative before choosing the class of shares that is appropriate for you.

     Fund and share class selections must be made at the time of purchase. If you are making an initial purchase of PFI Funds of $100,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing PFI Fund Class C share accounts and the combined value of the subsequent investment and your existing Class A and Class C share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

CLASS A SHARES

Initial Sales Charge

     Acquired Fund shares are available for purchase by new investors. There is no initial sales charge for the purchase of Acquiring Fund shares.

     Contingent Deferred Sales Charge (“CDSC”) on Class A Shares. Class A shares purchased in amounts of $1 million or more are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. PFD may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under “CDSC Calculation and Waivers.”

CLASS C SHARES

     Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intention, to purchase Class A shares.

     PFI seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in the PFI Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares.

     The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by PFI or its servicing agent, with no initial sales charge.

  A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.
  Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

     Within 60 days of a redemption of Class C shares, the proceeds may be used to repurchase Class C shares. It is the responsibility of the shareholder to notify PFI at the time of the repurchase if the purchase proceeds are from a redemption of Class C shares. Shares purchased with redemption proceeds are not subject to the twelve month CDSC. If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class C shares which will be subject to the twelve month CDSC.

       PFD currently pays authorized dealers commissions of up to 1.00% of the price of Class C shares sold by them.

     Contingent Deferred Sales Charge (‘’CDSC’’) on Class C Shares. Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under ‘’CDSC Calculation and Waivers.’’

CDSC CALCULATION AND WAIVERS

     The CDSC, if any, is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if the newly acquired shares are subject to the CDSC when they are sold.

     In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a periodic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established.

       The CDSC is waived on shares which are sold:

  within 90 days after an account is re-registered due to a shareholder’s death;
  due to the shareholder’s disability, as defined in the Code provided the shares were purchased prior to the disability;
  to pay surrender charges; or
  involuntarily from small balance accounts.

NOTE: To have your CDSC waived, you must let your advisor or PFI know at the time you redeem shares that you qualify for such a waiver.

Redemptions of Shares Institutional Class Shares and Retirement Class Shares

     Institutional Class shares of the Fund may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form. The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     Retirement Class Shares may be sold back to the Fund any day the NYSE is open, subject to any restrictions imposed by a plan. For more information about how to sell shares of the Funds, including any charges that a plan may impose, please consult the plan. The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make the payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this proxy statement/prospectus.

     The Board of Directors of both, the Acquiring and the Acquired, Funds have determined that it is not necessary to impose a fee upon the redemption of Retirement and Institutional Class shares, because both Funds have adopted transfer restrictions as described in “Exchange of Fund Shares.”

Class A, Class C and Class J Shares

     After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

* a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:

  lump sum of the entire interest in the account,
  partial interest in the account, or
  periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.

      Tax penalties may apply to distributions before the participant reaches age 59 1/2.

     Sale of shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

       Generally, sales proceeds checks are:

  payable to all owners on the account (as shown in the account registration) and mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

     For other payment arrangements, please call Principal Funds, Inc. You should also call Principal Funds, Inc. for special instructions that may apply to sales from accounts:

  when an owner has died
  for certain employee benefit plans; or
  owned by corporations, partnerships, agents, or fiduciaries.

     Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal Investors Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

     The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

     Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Sell shares by mail
Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to Principal Funds, P.O.
8024, Boston, MA 02266-8024. Specify the Fund(s) and account number.
Specify the number of shares or the dollar amount to be sold.
A Medallion Signature Guarantee* will be required if the:
sell order is for more than $100,000;
check is being sent to an address other than the account address;
wire or ACH is being sent to a shareholder’s U.S. bank account not previously authorized;
account address has been changed within 30 days of the sell order; or
check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.
Sell shares in amounts of $100,000 or less by telephone
The request may be made by a shareholder or by the shareholder’s Investment Representative.
The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
If our phone lines are busy, you may need to send in a written sell order.
To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally
3:00 p.m. Central Time).
Telephone redemption privileges are NOT available for Principal Investors Fund 403(b) plans, inherited IRAs, and certain employer sponsored benefit plans.
If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.
Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:
sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code), pay insurance or annuity premiums or deposits to Principal Life (call us for details), and provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:
completing the applicable section of the application, or
sending us your written instructions, or
completing a Systematic Withdrawal Plan Request form (available on www.PrincipalFunds.com), or calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:
you instruct us to stop or
your Fund account balance is zero.

       When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account.

     The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

     An excessive trading fee may apply to redemptions made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the “Frequent Purchases and Redemption” section.

Exchanges

Institutional and Retirement Class shares

     An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of PFI, provided that:

  the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund, the share class of such other Fund is available through the plan, and the share class of such other Fund is available in the shareholder’s state of residence.

     All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

     If  Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or PMC believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

Class A, Class C and Class J shares

     Class A and Class C shares of the Acquired Fund may be exchanged without a sales charge or CDSC for the same class of any other PFI Fund.

       Class A shares of the Acquiring Fund may be exchanged into:

  Class A shares of other Funds.
  If Acquiring Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
  If Acquiring Fund shares were acquired by (1) exchange from other Funds, (2) conversion of Class B shares, or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
  Class B or Class C shares of other Funds – subject to the applicable CDSC.

     Class J shares may be exchanged for without sales charge for other Class J shares. The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold. An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

     PFI reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

       You may exchange shares by:

  sending a written request to the address provided on your account statement, completing an Exchange Authorization Form (available on www.PrincipalFunds.com), via the Internet at www.PrincipalFunds.com, or
  calling us, if you have telephone privileges on the account.

Automatic exchange election

This election authorizes an exchange from one PFI Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

  completing the Automatic Exchange Election section of the application, calling us if telephone privileges apply to the account from which the exchange is to be made, or sending us your written instructions.
  completing an Automatic Exchange Election form (available on www.principalfunds.com)

Your automatic exchange continues until:

  you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
  your Fund account balance is zero.

     You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

  An exchange by any joint owner is binding on all joint owners.
  If you do not have an existing account in the PFI Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
  All exchanges are subject to the minimum investment and eligibility requirements of the PFI Fund being acquired.
  You may acquire shares of a PFI Fund only if its shares are legally offered in your state of residence.
  For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

     When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

  accounts with identical ownership;
  an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
  a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or
  a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

     The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

     Each Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

Tax Considerations

     Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

     Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

     A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

     Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

     Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year. Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

     Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

     Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

     The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

     Transfer Agency and Retirement Plan Services. Principal Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

     Many fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services. Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan record-keepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     The amounts paid to financial intermediaries and plan recordkeepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Financial Professionals to recommend one fund complex over another or one class of shares over another.

Portfolio Holdings Information

     A description of the PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

VOTING INFORMATION

     Voting procedures. If you complete and return the enclosed proxy card, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

     Voting rights. Only shareholders of record at the close of business on October 2, 2009 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean, with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

     The number of votes eligible to be cast at the meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership” in this Proxy Statement/Prospectus.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

     Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

     Expenses of the Meeting. The expenses of the Meeting for the Acquired Fund will be treated as an expense related to the Reorganization and will be paid by PMC.

OUTSTANDING SHARES AND SHARE OWNERSHIP

     The following table shows as of October 2, 2009, the Record Date, the number of each class of shares outstanding and eligible to vote for each Acquired Fund and the number of shares outstanding for each class of shares of the Acquiring Fund.

Acquired Fund		Acquiring Fund
Share Class	Shares Outstanding	Share Class	Shares Outstanding
Ultra Short Bond Fund		Money Market Fund
Class A		Class A
Class C		Class B
Institutional		Class C
Class J		Institutional
Class R-1		Class J
Class R-2		Class R-1
Class R-3		Class R-2
Class R-4		Class R-3
Class R-5		Class R-4
Class R-5
Class S

     As of the Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

     As of the Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Fund as indicated below:

Percentage
Share Class	Name and Address of Shareholder	of Ownership

Ultra Short Bond Fund

     As of the Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund as indicated below:

Percentage
Share Class	Name and Address of Shareholder	of Ownership

Money Market Fund

FINANCIAL HIGHLIGHTS

     The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended 2004 through 2008 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008. Copies of this report are available on request as described above.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2009(a)	2008	2007	2006	2005(h)
MONEY MARKET FUND
Class A shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	0.03	0.05	0 .04	0 .01
Total From Investment Operations	–	0.03	0.05	0 .04	0 .01
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .03)	(0 .05)	(0 .04)	(0 .01)
Total Dividends and Distributions	–	(0 .03)	(0 .05)	(0 .04)	(0 .01)
Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return(i)	0 .45%(d)	3 .02%	5 .02%	4 .41%	1 .02%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 774,859	$ 775,670	$ 1,953,474	$ 431,696	$ 344,589
Ratio of Expenses to Average Net Assets(j)	0 .60%(e)	0 .50%	0 .44%	0 .54%	0 .60%(e)
Ratio of Gross Expenses to Average Net Assets(f)	0 .60%(e)	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	0 .93%(e)	3 .19%	4 .91%	4 .35%	2 .95%(e)

	2009(a)	2008	2007	2006	2005(h)
MONEY MARKET FUND
Class B shares
Net Asset Value, Beginning of Period	$ 1 .00	$ 1.00	$ 1.00	$ 1 .00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	0.02	0.04	0 .03	0 .01
Total From Investment Operations	–	0.02	0.04	0 .03	0 .01
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .02)	(0 .04)	(0 .03)	(0 .01)
Total Dividends and Distributions	–	(0 .02)	(0 .04)	(0 .03)	(0 .01)
Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1 .00	$ 1.00
Total Return(i)	0 .16%(d)	2 .03%	4 .04%	2 .90%	0 .59%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 99,283	$ 87,353	$ 33,265	$ 2,976	$ 3,099
Ratio of Expenses to Average Net Assets(j)	1 .19%(e)	1 .50%	1 .41%	1 .98%	1 .87%(e)
Ratio of Gross Expenses to Average Net Assets(k)	1 .53%(e)	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	0 .32%(e)	1 .87%	3 .95%	2 .90%	1 .67%(e)

	2009(a)	2008	2007(l)
MONEY MARKET FUND
Class C shares
Net Asset Value, Beginning of Period	$ 1 .00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	0.02	0.03
Total From Investment Operations	–	0.02	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .02)	(0 .03)
Total Dividends and Distributions	–	(0 .02)	(0 .03)
Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00
Total Return(i)	0 .21%(d)	2 .08%	2 .94%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 48,235	$ 42,966	$ 11,214
Ratio of Expenses to Average Net Assets(j)	1 .07%(e)	1 .44%	1 .70%(e)
Ratio of Gross Expenses to Average Net Assets(k)	1 .52%(e)	–	–
Ratio of Net Investment Income to Average Net Assets	0 .41%(e)	1 .84%	3 .67%(e)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2009(a)	2008	2007	2006	2005	2004
MONEY MARKET FUND
Class J shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	0.03	0.04	0 .04	0 .02	–
Total From Investment Operations	–	0.03	0.04	0 .04	0 .02	–
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .03)	(0 .04)	(0 .04)	(0 .02)	–
Total Dividends and Distributions	–	(0 .03)	(0 .04)	(0 .04)	(0 .02)	–
Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return(c)	0 .33%(d)	2 .67%	4 .46%	3 .82%	1 .79%	0 .08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 405,050	$ 355,746	$ 186,246	$ 157,486	$ 143,460	$ 132,551
Ratio of Expenses to Average Net Assets	0 .86%(e)	0 .87%	0 .98%	1 .11%	1 .15%	1 .17%
Ratio of Gross Expenses to Average Net Assets(f)	0 .90%(e)	–	–	1 .11%	1 .15%	1 .43%
Ratio of Net Investment Income to Average Net Assets	0 .64%(e)	2 .51%	4 .37%	3 .76%	1 .78%	0 .09%

	2009(a)	2008	2007	2006	2005	2004
MONEY MARKET FUND
Institutional shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01	0.03	0.05	0 .04	0 .03	0.01
Total From Investment Operations	0 .01	0.03	0.05	0 .04	0 .03	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .01)	(0 .03)	(0 .05)	(0 .04)	(0 .03)	(0 .01)
Total Dividends and Distributions	(0 .01)	(0 .03)	(0 .05)	(0 .04)	(0 .03)	(0 .01)
Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return	0 .54%(d)	3 .17%	5 .09%	4 .55%	2 .56%	0 .85%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 235,344	$ 276,963	$ 216,988	$ 26,403	$ 140,592	$ 56,277
Ratio of Expenses to Average Net Assets	0 .43%(e)	0 .39%	0 .39%	0 .40%	0 .40%	0 .40%
Ratio of Gross Expenses to Average Net Assets (f)	0 .43%(e)	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	1 .08%(e)	3 .07%	4 .96%	4 .11%	2 .67%	0 .89%

	2009(a)	2008	2007	2006	2005
MONEY MARKET FUND
R-1 shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	0.02	0.04	0 .04	0 .02
Total From Investment Operations	–	0.02	0.04	0 .04	0 .02
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .02)	(0 .04)	(0 .04)	(0 .02)
Total Dividends and Distributions	–	(0 .02)	(0 .04)	(0 .04)	(0 .02)
Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return	0 .20%(d)	2 .26%	4 .20%	3 .64%	1 .75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 11,171	$ 11,194	$ 3,568	$ 1,578	$ 8,627
Ratio of Expenses to Average Net Assets	1 .09%(e)	1 .27%	1 .27%	1 .28%	1 .28%
Ratio of Gross Expenses to Average Net Assets (f)	1 .30%(e)	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	0 .41%(e)	2 .00%	4 .07%	3 .30%	2 .43%

	2009(a)	2008	2007	2006	2005	2004
MONEY MARKET FUND
R-2 shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	0.02	0.04	0 .04	0 .02	–
Total From Investment Operations	–	0.02	0.04	0 .04	0 .02	–
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .02)	(0 .04)	(0 .04)	(0 .02)	–
Total Dividends and Distributions	–	(0 .02)	(0 .04)	(0 .04)	(0 .02)	–
Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return	0 .24%(d)	2 .40%	4 .32%	3 .77%	1 .81%	0 .13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 26,802	$ 32,085	$ 14,987	$ 9,517	$ 9,180	$ 6,394
Ratio of Expenses to Average Net Assets	1 .05%(e)	1 .14%	1 .14%	1 .15%	1 .15%	1 .12%
Ratio of Gross Expenses to Average Net Assets(f)	1 .17%(e)	–	–	–	–	1 .15%(g)
Ratio of Net Investment Income to Average Net Assets	0 .54%(e)	2 .23%	4 .21%	3 .66%	1 .77%	0 .15%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2009(a)	2008	2007	2006	2005	2004
MONEY MARKET FUND
R-3 shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	0.03	0.04	0 .04	0 .02	–
Total From Investment Operations	–	0.03	0.04	0 .04	0 .02	–
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .03)	(0 .04)	(0 .04)	(0 .02)	–
Total Dividends and Distributions	–	(0 .03)	(0 .04)	(0 .04)	(0 .02)	–
Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return	0 .29%(d)	2 .58%	4 .54%	3 .96%	1 .99%	0 .28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 91,511	$ 85,636	$ 22,245	$ 15,280	$ 8,665	$ 7,413
Ratio of Expenses to Average Net Assets	0 .93%(e)	0 .96%	0 .96%	0 .97%	0 .97%	0 .97%
Ratio of Gross Expenses to Average Net Assets (f)	0 .99%(e)	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	0 .57%(e)	2 .29%	4 .39%	3 .96%	1 .98%	0 .31%

	2009(a)	2008	2007	2006	2005	2004
MONEY MARKET FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	0.03	0.05	0 .04	0 .02	0.01
Total From Investment Operations	–	0.03	0.05	0 .04	0 .02	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .03)	(0 .05)	(0 .04)	(0 .02)	(0 .01)
Total Dividends and Distributions	–	(0 .03)	(0 .05)	(0 .04)	(0 .02)	(0 .01)
Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return	0 .36%(d)	2 .78%	4 .72%	4 .16%	2 .17%	0 .46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 36,266	$ 30,868	$ 13,941	$ 6,614	$ 3,495	$ 1,484
Ratio of Expenses to Average Net Assets	0 .79%(e)	0 .77%	0 .77%	0 .78%	0 .78%	0 .78%
Ratio of Gross Expenses to Average Net Assets (f)	0 .80%(e)	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	0 .72%(e)	2 .55%	4 .59%	4 .23%	2 .28%	0 .49%

	2009(a)	2008	2007	2006	2005	2004
MONEY MARKET FUND
R-5 shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1 .00	$ 1 .00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	0.03	0.05	0 .04	0 .02	0.01
Total From Investment Operations	–	0.03	0.05	0 .04	0 .02	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .03)	(0 .05)	(0 .04)	(0 .02)	(0 .01)
Total Dividends and Distributions	–	(0 .03)	(0 .05)	(0 .04)	(0 .02)	(0 .01)
Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1 .00	$ 1 .00	$ 1.00
Total Return	0 .41%(d)	2 .90%	4 .83%	4 .28%	2 .30%	0 .59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 174,350	$ 158,425	$ 86,072	$ 41,532	$ 30,291	$ 14,599
Ratio of Expenses to Average Net Assets	0 .68%(e)	0 .65%	0 .65%	0 .66%	0 .66%	0 .66%
Ratio of Gross Expenses to Average Net Assets (f)	0 .68%(e)	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	0 .81%(e)	2 .63%	4 .70%	4 .25%	2 .30%	0 .61%

(a) Six months ended April 30, 2009.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Excludes expense reimbursement from Manager.
(g) Expense ratio without the Manager's voluntary expense limit.
(h) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(i) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(j) Reflects Manager's contractual expense limit.
(k) Excludes expense reimbursement from Manager and/or Underwriter.
(l) Period from January 16, 2007, date shares first offered, through October 31, 2007.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2009(a)	2008	2007	2006(b)
ULTRA SHORT BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$ 7.73	$ 9.55	$ 10.06	$ 10.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.11	0.39	0.52	0 .29
Net Realized and Unrealized Gain (Loss) on Investments	(0 .69)	(1 .83)	(0 .50)	(0 .01)
Total From Investment Operations	(0 .58)	(1 .44)	0.02	0 .28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .12)	(0 .38)	(0 .54)	(0 .27)
Total Dividends and Distributions	(0 .12)	(0 .38)	(0 .54)	(0 .27)
Redemption fees	–	–	0.01	–
Net Asset Value, End of Period	$ 7.03	$ 7.73	$ 9.55	$ 10.06
Total Return(d)	(7 .51)%(e)	(15 .40)%	(0 .04)%	3 .00%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 2,514	$ 5,169	$ 15,700	$ 20,427
Ratio of Expenses to Average Net Assets	1 .28%(g)	0 .80%(f)	0 .73%(f)	0 .75%(f),(g)
Ratio of Net Investment Income to Average Net Assets	2 .99%(g)	4 .46%	5 .21%	4 .57%(g)
Portfolio Turnover Rate	19 .5%(g)	14 .8%	46 .5%	49 .0%

	2009(a)	2008	2007(h)
ULTRA SHORT BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$ 7.73	$ 9.55	$ 10.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .10	0.34	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0 .69)	(1 .84)	(0 .48)
Total From Investment Operations	(0 .59)	(1 .50)	(0 .13)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .10)	(0 .32)	(0 .38)
Total Dividends and Distributions	(0 .10)	(0 .32)	(0 .38)
Redemption fees	0.01	–	–
Net Asset Value, End of Period	$ 7.05	$ 7.73	$ 9.55
Total Return(d)	(7 .46)%(e)	(16 .04)%	(1 .47)%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 724	$ 1,090	$ 2,856
Ratio of Expenses to Average Net Assets(f)	1 .50%(g)	1 .50%	1 .50%(g)
Ratio of Net Investment Income to Average Net Assets	2 .69%(g)	3 .81%	4 .51%(g)
Portfolio Turnover Rate	19 .5%(g)	14 .8%	46 .5%

	2009(a)	2008	2007	2006	2005	2004
ULTRA SHORT BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$ 7.67	$ 9.48	$ 9.99	$ 9.97	$ 10.00	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .12	0.36	0.48	0 .41	0 .20	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0 .67)	(1 .81)	(0 .50)	0 .01	(0 .03)	(0 .11)
Net Increase from Payments by Affiliates	–	–	–	–	–	0.11
Total From Investment Operations	(0 .55)	(1 .45)	(0 .02)	0 .42	0 .17	0.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .13)	(0 .36)	(0 .49)	(0 .40)	(0 .20)	(0 .19)
Total Dividends and Distributions	(0 .13)	(0 .36)	(0 .49)	(0 .40)	(0 .20)	(0 .19)
Net Asset Value, End of Period	$ 6.99	$ 7.67	$ 9.48	$ 9.99	$ 9.97	$ 10.00
Total Return(i)	(7 .20)%(e)	(15 .66)%	(0 .44)%	4 .31%	1 .77%	1 .90%(j)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 17,886	$ 22,179	$ 33,820	$ 37,801	$ 38,214	$ 43,380
Ratio of Expenses to Average Net Assets	0 .89%(g)	1 .07%	1 .10%	1 .18%	1 .16%	1 .29%
Ratio of Gross Expenses to Average Net Assets(k)	0 .91%(g)	–	–	1 .18%	1 .16%	1 .32%
Ratio of Net Investment Income to Average Net Assets	3 .26%(g)	4 .12%	4 .84%	4 .08%	2 .02%	1 .90%
Portfolio Turnover Rate	19 .5%(g)	14 .8%	46 .5%	49 .0%	54 .9%	105 .5%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2009(a)	2008	2007	2006	2005	2004
ULTRA SHORT BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$ 7.72	$ 9.55	$ 10.06	$ 10.05	$ 10.00	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .13	0.41	0.55	0 .50	0 .25	0.26
Net Realized and Unrealized Gain (Loss) on Investments	(0 .67)	(1 .82)	(0 .51)	(0 .01)	0 .09	(0 .11)
Net Increase from Payments by Affiliates	–	–	–	–	–	0.11
Total From Investment Operations	(0 .54)	(1 .41)	0.04	0 .49	0 .34	0.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .14)	(0 .42)	(0 .55)	(0 .48)	(0 .29)	(0 .26)
Total Dividends and Distributions	(0 .14)	(0 .42)	(0 .55)	(0 .48)	(0 .29)	(0 .26)
Net Asset Value, End of Period	$ 7.04	$ 7.72	$ 9.55	$ 10.06	$ 10.05	$ 10.00
Total Return	(6 .97)%(e)	(15 .15)%	0 .31%	4 .98%	3 .40%(l)	2 .66%(j)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 117,468	$ 126,881	$ 138,500	$ 192,510	$ 13	$ 1,968
Ratio of Expenses to Average Net Assets	0 .42%(g)	0 .41%	0 .40%	0 .40%	0 .40%	0 .55%
Ratio of Net Investment Income to Average Net Assets	3 .70%(g)	4 .75%	5 .51%	4 .97%	2 .52%	2 .62%
Portfolio Turnover Rate	19 .5%(g)	14 .8%	46 .5%	49 .0%	54 .9%	105 .5%

	2009(a)	2008	2007	2006	2005
ULTRA SHORT BOND FUND
R-1 shares
Net Asset Value, Beginning of Period	$ 7.67	$ 9.48	$ 9.99	$ 9.97	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .11	0.33	0.46	0 .40	0 .19
Net Realized and Unrealized Gain (Loss) on Investments	(0 .67)	(1 .80)	(0 .50)	0 .01	(0 .03)
Total From Investment Operations	(0 .56)	(1 .47)	(0 .04)	0 .41	(0 .16)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .12)	(0 .34)	(0 .47)	(0 .39)	(0 .19)
Total Dividends and Distributions	(0 .12)	(0 .34)	(0 .47)	(0 .39)	(0 .19)
Net Asset Value, End of Period	$ 6.99	$ 7.67	$ 9.48	$ 9.99	$ 9.97
Total Return	(7 .31)%(e)	(15 .85)%	(0 .58)%	4 .21%	1 .63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 9	$ 9	$ 11	$ 11	$ 10
Ratio of Expenses to Average Net Assets	1 .05%(g)	1 .29%	1 .26%	1 .28%	1 .28%
Ratio of Net Investment Income to Average Net Assets	3 .06%(g)	3 .88%	4 .68%	3 .98%	1 .91%
Portfolio Turnover Rate	19 .5%(g)	14 .8%	46 .5%	49 .0%	54 .9%

	2009(a)	2008	2007	2006	2005	2004
ULTRA SHORT BOND FUND
R-2 shares
Net Asset Value, Beginning of Period	$ 7.67	$ 9.48	$ 9.99	$ 9.97	$ 10.00	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .11	0.35	0.47	0 .41	0 .21	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0 .68)	(1 .81)	(0 .49)	0 .01	(0 .03)	(0 .11)
Net Increase from Payments by Affiliates	–	–	–	–	–	0.11
Total From Investment Operations	(0 .57)	(1 .46)	(0 .02)	0 .42	0 .18	0.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .12)	(0 .35)	(0 .49)	(0 .40)	(0 .21)	(0 .19)
Total Dividends and Distributions	(0 .12)	(0 .35)	(0 .49)	(0 .40)	(0 .21)	(0 .19)
Net Asset Value, End of Period	$ 6.98	$ 7.67	$ 9.48	$ 9.99	$ 9.97	$ 10.00
Total Return	(7 .40)%(e)	(15 .73)%	(0 .45)%	4 .34%	1 .79%	1 .90%(j)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 5,540	$ 6,142	$ 8,180	$ 9,464	$ 9,036	$ 8,760
Ratio of Expenses to Average Net Assets	0 .96%(g)	1 .16%	1 .15%	1 .15%	1 .15%	1 .28%
Ratio of Net Investment Income to Average Net Assets	3 .17%(g)	4 .02%	4 .79%	4 .11%	2 .09%	1 .84%
Portfolio Turnover Rate	19 .5%(g)	14 .8%	46 .5%	49 .0%	54 .9%	105 .5%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2009(a)	2008	2007	2006	2005	2004
ULTRA SHORT BOND FUND
R-3 shares
Net Asset Value, Beginning of Period	$ 7.69	$ 9.50	$ 10.01	$ 9.97	$ 10.00	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .12	0.36	0.49	0 .41	0 .23	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(0 .68)	(1 .80)	(0 .50)	0 .05	(0 .03)	(0 .11)
Net Increase from Payments by Affiliates	–	–	–	–	–	0.11
Total From Investment Operations	(0 .56)	(1 .44)	(0 .01)	0 .46	0 .20	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .13)	(0 .37)	(0 .50)	(0 .42)	(0 .23)	(0 .21)
Total Dividends and Distributions	(0 .13)	(0 .37)	(0 .50)	(0 .42)	(0 .23)	(0 .21)
Net Asset Value, End of Period	$ 7.00	$ 7.69	$ 9.50	$ 10.01	$ 9.97	$ 10.00
Total Return	(7 .31)%(e)	(15 .53)%	(0 .27)%	4 .73%	1 .97%	2 .08%(j)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 2,176	$ 2,413	$ 2,437	$ 2,500	$ 26,149	$ 20,513
Ratio of Expenses to Average Net Assets	0 .81%(g)	0 .98%	0 .97%	0 .97%	0 .97%	1 .08%
Ratio of Net Investment Income to Average Net Assets	3 .31%(g)	4 .19%	4 .98%	4 .08%	2 .30%	2 .05%
Portfolio Turnover Rate	19 .5%(g)	14 .8%	46 .5%	49 .0%	54 .9%	105 .5%

	2009(a)	2008	2007	2006	2005	2004
ULTRA SHORT BOND FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 7.65	$ 9.46	$ 9.98	$ 9.96	$ 10.00	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .12	0.38	0.51	0 .45	0 .19	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(0 .67)	(1 .80)	(0 .51)	0 .01	0 .02	(0 .11)
Net Increase from Payments by Affiliates	–	–	–	–	–	0.11
Total From Investment Operations	(0 .55)	(1 .42)	–	0 .46	0 .21	0.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .13)	(0 .39)	(0 .52)	(0 .44)	(0 .25)	(0 .22)
Total Dividends and Distributions	(0 .13)	(0 .39)	(0 .52)	(0 .44)	(0 .25)	(0 .22)
Net Asset Value, End of Period	$ 6.97	$ 7.65	$ 9.46	$ 9.98	$ 9.96	$ 10.00
Total Return	(7 .18)%(e)	(15 .43)%	(0 .18)%	4 .73%	2 .08%	2 .27%(j)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 8	$ 9	$ 11	$ 11	$ 10	$ 1,802
Ratio of Expenses to Average Net Assets	0 .71%(g)	0 .80%	0 .78%	0 .78%	0 .78%	0 .92%
Ratio of Net Investment Income to Average Net Assets	3 .42%(g)	4 .37%	5 .16%	4 .48%	1 .87%	2 .23%
Portfolio Turnover Rate	19 .5%(g)	14 .8%	46 .5%	49 .0%	54 .9%	105 .5%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2009(a)	2008	2007	2006	2005	2004
ULTRA SHORT BOND FUND
R-5 shares
Net Asset Value, Beginning of Period	$ 7.71	$ 9.53	$ 9.99	$ 9.97	$ 10.00	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .12	0.40	0.52	0 .48	0 .25	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0 .68)	(1 .82)	(0 .44)	(0 .01)	(0 .02)	(0 .11)
Net Increase from Payments by Affiliates	–	–	–	–	–	0.11
Total From Investment Operations	(0 .56)	(1 .42)	0.08	0 .47	0 .23	0.24
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .13)	(0 .40)	(0 .54)	(0 .45)	(0 .26)	(0 .24)
Total Dividends and Distributions	(0 .13)	(0 .40)	(0 .54)	(0 .45)	(0 .26)	(0 .24)
Net Asset Value, End of Period	$ 7.02	$ 7.71	$ 9.53	$ 9.99	$ 9.97	$ 10.00
Total Return	(7 .23)%(e)	(15 .31)%	0 .55%	4 .85%	2 .29%	2 .40%(j)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 810	$ 975	$ 2,252	$ 27,314	$ 1,775	$ 2,335
Ratio of Expenses to Average Net Assets	0 .67%(g)	0 .67%	0 .66%	0 .66%	0 .66%	0 .80%
Ratio of Net Investment Income to Average Net Assets	3 .47%(g)	4 .60%	5 .22%	4 .76%	2 .52%	2 .33%
Portfolio Turnover Rate	19 .5%(g)	14 .8%	46 .5%	49 .0%	54 .9%	105 .5%

(a) Six months ended April 30, 2009.
(b) Period from March 15, 2006, date shares first offered, through October 31, 2006.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e) Total return amounts have not been annualized.
(f) Reflects Manager's contractual expense limit.
(g) Computed on an annualized basis.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share, all of which was distributed, during the period January 10, 2007, through January 16, 2007.
(i) Total return is calculated without the contingent deferred sales charge.
(j) In 2004, 1.02% of the total return for each share class consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for R-3, R-2, Class J, Institutional, R-5 and R-4 classes of shares would have been 1.06%, .88%, .88%, 1.64%, 1.38% and 1.25%, respectively.
(k) Excludes expense reimbursement from Manager and/or Underwriter.
(l) During 2005, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

FINANCIAL STATEMENTS

     The financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. Copies of the Annual Report are available upon request as described above.

LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.

OTHER INFORMATION

     PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

_________________, 2009
Des Moines, Iowa

Appendix A

FORM OF PLAN OF ACQUISITION

Ultra Short Bond Fund and
Money Market Fund

     The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that Money Market Fund series of the Fund (“Money Market”) acquire all of the assets of Ultra Short Bond Fund series of the Fund (“Ultra Short”) in exchange for the assumption by Money Market of all of the liabilities of Ultra Short and shares issued by Money Market which are thereafter to be distributed by Ultra Short pro rata to its shareholders in complete liquidation and termination of Ultra Short and in exchange for all of Ultra Short ’s outstanding shares.

     Ultra Short will transfer to Money Market, and Money Market will acquire from Ultra Short , all of the assets of Ultra Short on the Closing Date and will assume from Ultra Short all of the liabilities of Ultra Short in exchange for the issuance of the number of shares of Money Market determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of Ultra Short in complete liquidation and termination of Ultra Short and in exchange for all of Ultra Short ’s outstanding shares. Ultra Short will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by Ultra Short in proper form prior to the Closing Date shall be fulfilled by Ultra Short. Redemption requests received by Ultra Short thereafter will be treated as requests for redemption of those shares of Money Market allocable to the shareholder in question.

     Ultra Short will declare, and Money Market may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

     On the Closing Date, Money Market will issue to Ultra Short a number of full and fractional shares of Money Market, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of Ultra Short . The aggregate value of the net assets of Ultra Short and Money Market shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

     The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2009, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

     In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for Money Market or Ultra Short to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

     As soon as practicable after the Closing, Ultra Short shall (a) distribute on a pro rata basis to the shareholders of record of Ultra Short at the close of business on the Closing Date the shares of Money Market received by Ultra Short at the Closing in exchange for all of Ultra Short’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

     For purposes of the distribution of shares of Money Market to shareholders of Ultra Short , Money Market shall credit its books an appropriate number its shares to the Fund of each shareholder of Ultra Short . No certificates will be issued for shares of Money Market. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of Ultra Short, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of Money Market to be credited on the books of Money Market in respect of such shares of Ultra Short as provided above.

     Prior to the Closing Date, Ultra Short shall deliver to Money Market a list setting forth the assets to be assigned, delivered and transferred to Money Market, including the securities then owned by Ultra Short and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by Money Market pursuant to this Plan.

     All of Ultra Short ’s portfolio securities shall be delivered by Ultra Short ’s custodian on the Closing Date to Money Market or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an Fund in the name of Money Market or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from Ultra Short’s Fund at its custodian to Money Market’ Fund at its custodian. If on the Closing Date Ultra Short is unable to make good delivery to Money Market’ custodian of any of Ultra Short ’s portfolio securities because such securities have not yet been delivered to Ultra Short ’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and Ultra Short shall deliver to Money Market’ custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to Money Market, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by Money Market.

     This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of Ultra Short and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of Ultra Short no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of Ultra Short.

     Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transaction contemplated under this Plan including printing, mailing, and legal costs.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or its Executive Vice President as of the _______th day of __________, 2009.

PRINCIPAL FUNDS, INC.
on behalf of the following Acquired Fund:
Ultra Short Bond Fund

By:
Nora M. Everett, President

PRINCIPAL FUNDS, INC.
on behalf of the following Acquiring Fund:
Money Market Fund

By:
Michael J. Beer, Executive Vice President

Appendix B

DESCRIPTION OF INDICES

The performance tables included in this Information Statement/Prospectus provide performance information of various indices. These indices are described in this Appendix. An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

Barclays Capital U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months. This index was formerly known as Lehman Brothers Treasury Bellwethers 3 Month Index.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of interest rate for U.S. dollar deposits, known as Eurodollars, of a stated maturity. LIBOR is an abbreviation for the London Interbank Offered Rate.

Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

© 2009 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content provider; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar not its contents provider are responsible for any damages or losses arising from any use of this information.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the *PHONE* or the *INTERNET*.

It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize shareholder meeting expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It's Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free *1-866-241-6192 or go to website: www.proxy-direct.com*

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do *not* mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY **PRINCIPAL FUNDS, INC.** **PROXY**

ULTRA SHORT BOND FUND

SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held **December 15, 2009 at 10:00 a.m., Central Time**, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes below on this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated _____________, 2009. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed below. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

VOTE VIA THE INTERNET: www..proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators, attorneys, guardians and trustees should so indicate when signing.

____
Signature and Title, if applicable

____
Signature (if held jointly)

____
Date

PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

The Board of Directors recommends that shareholders vote FOR the Proposal. Sign the proxy ballot and return it as soon as possible in the enclosed envelope.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION

Dated: October ____, 2009

This Statement of Additional Information is available to the shareholders of the Ultra Short Bond Fund
(the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the
Money Market Fund (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and Acquiring
Funds is a separate series of Principal Funds, Inc. ("PFI").

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated _______________, 2009, relating to the Special Meeting of
Shareholders of the Acquired Fund to be held on December 15, 2009. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal
Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-
222-5852.

TABLE OF CONTENTS

(1) Statement of Additional Information of PFI dated March 1, 2009, as supplemented.

(2) Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual
Report to Shareholders for the fiscal year ended October 31, 2008.

(3) The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PFI's
Semi-Annual Report to Shareholders for the six-month period ended April 30, 2009.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos.
33-59474; and 811-07572).

(1) The Statement of Additional Information of Principal Funds, Inc. ("PFI") dated March 1, 2009,
(including Supplements dated March 20, 2009, May 4, 2009, June 19, 2009, August 10, 2009,
August 25, 2009, and September 17, 2009 and filed via EDGAR on each of those respective dates).

(2) The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual
Report to Shareholders for the fiscal year ended October 31, 2008, which have been audited by Ernst
& Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on
January 8, 2009; and

(3) The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PFI's
Semi-Annual Report to Shareholders for the six-month period ended April 30, 2009, as filed on
Form N-CSRS on July 6, 2009.

The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On September 14, 2009, the Board of Directors of Principal Funds, Inc. approved a Plan of Acquisition whereby, the Money Market Fund (the "Acquiring Fund") will acquire all the assets of the Ultra Short Bond Fund (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Pro forma combining financial statements for the Ultra Short Bond Fund/Money Market Fund Reorganization are not included because as of September 16, 2009, the assets of Ultra Short Bond Fund constituted less than 10% of the assets of the Money Market Fund.

PART C

OTHER INFORMATION

Item 15. Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

     (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

          1. Was committed in bad faith; or

          2. Was the result of active and deliberate dishonesty; or

     (ii) The corporate representative actually received an improper personal benefit in money, property, or services; or

     (iii) In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

Unless otherwise stated, all filing references are to File No. 33-59474

(1)	a.	Articles of Amendment and Restatement (filed 4/12/96)
	b.	Articles of Amendment and Restatement (filed 9/22/00)
	c.	Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)
	d.	Articles of Amendment dated 5/23/05 (filed 9/8/05)
	e.	Articles of Amendment dated 9/30/05 (filed 11/22/05)
	f.	Articles of Amendment dated 7/7/06 (Incorporated by reference from exhibit #1(2)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
	g.	Articles of Amendment dated 06/04/08 (filed 07/17/08)
	h.	Articles of Amendment (filed 9/12/97)
	i.	Certificate of Correction dated 9/14/00 (filed 9/22/00)
	j.	Certificate of Correction dated 12/13/00 (filed 10/12/01)
	k.	Articles Supplementary dated 12/11/00 (filed 10/12/01)
	l.	Articles Supplementary dated 3/12/01 (filed 10/12/01)
	m.	Articles Supplementary dated 4/16/02 (filed 12/30/02)
	n.	Articles Supplementary dated 9/25/02 (filed 12/30/02)
	o.	Articles Supplementary dated 2/5/03 (filed 02/26/03)
	p.	Articles Supplementary dated 4/30/03 (filed 9/11/03)
	q.	Articles Supplementary dated 6/10/03 (filed 9/11/03)
	r.	Articles Supplementary dated 9/9/03 (filed 9/11/03)
	s.	Articles Supplementary dated 11/6/03 (filed 12/15/03)
	t.	Articles Supplementary dated 1/29/04 (filed 2/26/04)
	u.	Articles Supplementary dated 3/8/04 (filed 7/27/04)
	v.	Articles Supplementary dated 6/14/04 (filed 9/27/04)
	w.	Articles Supplementary dated 9/13/04 (filed 12/13/04)
	x.	Articles Supplementary dated 10/1/04 (filed 12/13/04)
	y.	Articles Supplementary dated 12/13/04 (filed 2/28/05)
	z.	Articles Supplementary dated 2/4/05 (filed 5/16/05)
	aa.	Articles Supplementary dated 2/24/05 (filed 5/16/05)
	bb.	Articles Supplementary dated 5/6/05 (filed 9/8/05)
	cc.	Articles Supplementary dated 12/20/05 (filed 2/28/06)

dd.	Articles Supplementary dated 9/20/06 (Incorporated by reference from exhibit #1(4)t to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
ee.	Articles Supplementary dated 1/12/07 (filed 1/16/07)
ff.	Articles Supplementary dated 1/22/07 (filed 07/18/07
gg.	Articles Supplementary dated 7/24/07 (filed 9/28/07)
hh.	Articles Supplementary dated 09/13/07 (filed 12/14/07)
ii.	Articles Supplementary dated 1/3/08 (filed 03/05/08)
jj.	Articles Supplementary dated 3/13/08 (filed 05/01/08)
kk.	Articles Supplementary dated 06/23/08 (filed 07/17/08)
ll.	Articles Supplementary dated 09/10/08 (filed 12/12/08)
mm.	Articles Supplementary dated 10/31/08 (filed 12/12/08)

(2)	By-laws (filed 12/29/05)

(3)	N/A

(4)	Forms of Plans of Reorganization (filed herewith as Appendix A to the Proxy
Statement/Prospectus)

(5)	Included in Exhibits 1 and 2 hereto.

(6)	(1)	a.	Management Agreement (filed 9/12/97)
		b.	1st Amendment to the Management Agreement (filed 9/22/00)
		c.	Management Agreement (filed 12/5/00)
		d.	Amendment to Management Agreement dated 9/9/02(filed 12/30/02)
		e.	Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)
		f.	Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)
		g.	Amendment to Management Agreement dated 10/22/03 (filed 12/15/03)
		h.	Amendment to Management Agreement dated 3/8/04 (filed 6/1/04)
		i.	Amendment to Management Agreement dated 6/14/04 (filed 9/27/04)
		j.	Amendment to Management Agreement dated 7/29/04 (filed 9/27/04)
		k.	Amendment to Management Agreement dated 9/13/04 (filed 9/27/04)
		l.	Amendment to Management Agreement dated 12/13/04 (filed 2/28/05)
		m.	Amendment to Management Agreement dated 1/1/05 (filed 2/28/05)
		n.	Amendment to Management Agreement dated 9/30/05 (filed 11/22/05)
		o.	Amendment to Management Agreement dated 1/12/07 (filed 1/16/07)
		p.	Amendment to Management Agreement dated 9/12/07 (filed 9/28/07)
		q.	Amendment to Management Agreement dated 10/01/07 (filed 12/14/07)
		r.	Amendment to Management Agreement dated 10/31/07 (filed 12/14/07)
		s.	Amendment to Management Agreement dated 2/7/08 (filed 05/01/08)
		t.	Amendment to Management Agreement dated 06/24/08 (filed 09/30/08)

	(2)	a.	Principal Global Investors Sub-Advisory Agreement -- Filed as Ex-99.D.19
on 12/30/02
		b.	Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
		c.	Amended & Restated Sub-Adv Agreement with PGI -- Filed as Ex-99.D19C on 09/11/03
		d.	Amended & Restated Sub-Adv Agreement with PGI-- Filed as Ex-99.D on
06/01/04
		e.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-29-04 – Filed as
Ex-99.D on 09/27/2004
		f.	Amended & Restated Sub-Adv Agreement with PGI dtd 9-13-04 – Filed as
Ex-99.D on 12/13/04
		g.	Amended & Restated Sub-Adv Agreement with PGI dtd 12-13-04 – Filed as Ex-99.D on 09/08/05

		h.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-1-05 – Filed as
Ex-99.D on 09/08/05
		i.	Sub-Sub-Advisory Agreement with Spectrum dtd 7/1/2005 -- Filed as Ex-
99.D on 12/29/05
		j.	Sub-Sub-Advisory Agreement with Post dtd 7/1/2005 -- Filed as Ex-99.D on 12/29/05
		k.	Amended & Restated Sub-Adv Agreement with PGI dtd 3/1/06 -- Filed as
Ex-99.D on 02/28/06

(7)	(1)	a.	Distribution Agreement (Class A, B, C, J, Institutional, Advisors Preferred,
Preferred, Advisors Select, Select, Advisors Signature Classes) dtd 3/11/08
(filed 05/01/08)

		b.	Distribution Agreement (Class A, Class B, Class C, Class J, Preferred Class,
Advisors Preferred Class, Select Class, Advisors Select Class, Advisors
Signature Class, Institutional Class and Class S Shares dated 5/1/08 (filed
07/29/09)

(8)	Not Applicable

(9)	(1)	a.	Domestic Portfolio Custodian Agreement with Bank of New York (filed
4/12/96)
		b.	Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)
		c.	Domestic and Global Custodian Agreement with Bank of New York (filed
11/22/05)

(10)	Rule 12b-1 Plan
	(1)	R-3 f/k/a Advisors Preferred Plan (filed 9/22/2000)
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(2)	R-2 f/k/a Advisors Select Plan (filed 9/22/2000)
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(3)	R-4 f/k/a Select Plan (filed 12/30/02)
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(4)	R-1 f/k/a Advisors Signature Plan (filed 12/13/04)
		a.	Amended & Restated Distribution Plan and Agreement Class R-1 dtd
6/24/08 (filed 09/30/08)

	(5)	Class J Plan
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(6)	Class A Plan (filed 02/28/05)
		a.	Amended & Restated dtd 10/01/07 (filed 12/14/07)

	(7)	Class B Plan (filed 02/28/05)
		a.	Amended & Restated dtd 3/13/07 (filed 12/14/07)
	(8)	Class C Plan dated 9/11/06 (Incorporated by reference from exhibit #10(8)a to registration statement No. 333-137477 filed on Form N-14 on 09/20/06)
		a.	Amended & Restated dtd 10/01/07 (filed12/14/07)

	(9)	Class S Plan dtd 5/1/08 -- Filed as Ex-99.M9 on 05/01/08

(11)	Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *

(12)	Opinion and Consent of _____________________________-on tax matters**

(13)	Not Applicable

(14)	Consent of Independent Registered Public Accountants
	(a)	Consent of Ernst & Young LLP *

(15)	Not Applicable

(16)	(a)	Powers of Attorney*

(17)	(a)	Prospectuses dated 03/01/09, as supplemented
(1) The Prospectus for Class J shares, dated March 1, 2009, included in Post-
Effective Amendment No. 70 to the registration statement on Form N-1A
(File No. 33-59474) filed on March 2, 2009;
(2) The Prospectus for Class A, B, and C shares, dated March 1, 2009, included in Post-Effective Amendment No. 67 to the registration statement on Form N-1A (File No. 33-59474) filed on February 27, 2009;
(3) The Prospectus for Institutional Class shares, dated March 1, 2009, included in Post-Effective Amendment No. 68 to the registration statement on Form
N-1A (File No. 33-59474) filed on March 2, 2009;
(4) The Prospectus for R-1, R-2, R-3, R-4, and R-5 Class shares, dated
March 1, 2009, included in Post-Effective Amendment No. 69 to the registration statement on Form N-1A (File No. 33-59474) filed on March 2,
2009;
(5) Supplements to the Class J shares Prospectus dated and filed March 20,
2009, April 8, 2009, April 9, 2009, May 4, 2009, May 21, 2009, June 19, 2009,
August 25, 2009 and September 18, 2009;
(6) Supplements to the Class A, B, and C shares Prospectus dated and filed
March 20, 2009, April 8, 2009, April 9, 2009, April 21, 2009, May 4, 2009,
May 21, 2009, June 19, 2009, July 30, 2009, August 25, 2009, and
September 18, 2009
(7) Supplements to the Institutional Class shares Prospectus dated and filed
March 20, 2009, April 8, 2009, April 9, 2009, April 10, 2009, May 4, 2009,
May 21, 2009, June 19, 2009, July 30, 2009, August 25, 2009 and
September 18, 2009
(8) Supplements to the R-1, R-2, R-3, R-4, and R-5 Class shares Prospectus dated and filed March 20, 2009, April 8, 2009, April 9, 2009, May 4, 2009,
May 21, 2009, June 19, 2009, August 25, 2009, and September 18, 2009

	(b)	Statement of Additional Information dated March 1, 2009, included in Post-Effective
Amendment No. 66 to the registration statement on Form N-1A (File No. 33-59474)
filed on February 27, 2009; and supplements thereto dated and filed March 20, 2009,
May 4, 2009, June 19, 2009, August 10, 2009, August 25, 2009, and
September 21, 2009

	(c)	Annual Report of Principal Funds, Inc. for the fiscal year ended October 31, 2008
(filed January 8, 2009)

*	Filed herein.
**	To be filed by amendment.

Item 17. Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 23nd day of September, 2009.

Principal Funds, Inc.
(Registrant)

/s/ Ralph C. Eucher
R. C. Eucher
Chairman of the Board and
Chief Executive Officer

Attest: /s/ Beth C. Wilson ______________________________________ Beth Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ralph C. Eucher
	Chairman of the Board	September 23, 2009
R. C. Eucher	and Chief Executive
Officer (Principal
Executive Officer)

/s/ Layne A. Rasmussen
	Vice President,	September 23, 2009
L. A. Rasmussen	Controller and Chief
Financial Officer
(Principal Financial
Officer and Controller)

/s/ Nora M. Everett
	President and Director	September 23, 2009
N. M. Everett

/s/ Michael J. Beer
	Executive Vice President	September 23, 2009
M. J. Beer

(E. Ballantine)*
	Director	September 23, 2009
E. Ballantine

(K. Blake)*
	Director	September 23, 2009
K. Blake

(C. Damos)*
	Director	September 23, 2009
C. Damos

(R. W. Gilbert)*
	Director	September 23, 2009
R. W. Gilbert

(M. A. Grimmett)*
	Director	September 23, 2009
M. A. Grimmett

(F. S. Hirsch)*
	Director	September 23, 2009
F. S. Hirsch

(W. C. Kimball)*
	Director	September 23, 2009
W. C. Kimball

(B. A. Lukavsky)*
	Director	September 23, 2009
B. A. Lukavsky

(W. G. Papesh)*
	Director	September 23, 2009
W. G. Papesh

(D. Pavelich)*
	Director	September 23, 2009
D. Pavelich

/s/ M. J. Beer *By __________________________________ M. J. Beer Executive Vice President

Pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX
Exhibit No.	Description
4	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy
Statement/Prospectus)
11	Opinion and Consent of counsel regarding legality of issuance of shares and other matters
12	Opinion and Consent of __________________________ - on tax matters**
14(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants
16(a)	Powers of Attorney

**	to be filed by amendment